FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Income and Expenses [Abstract]
Bank charges	$ (275)	$ (274)	$ (177)
Exchange rate income (loss), net	683	(803)	(1,050)
Interest income	10,380	10,843	5,778
Amortization of debt discount and issuance costs	(17,183)	(1,966)
Financial income (expense), net	$ (6,395)	$ 7,800	$ 4,551